Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the quarterly report of Eastern Virginia Bankshares, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2010, as filed with the Securities and Exchange Commission (the “Report”), I, Douglas C. Haskett II, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: November 15, 2010

/s/ Douglas C. Haskett II
Douglas C. Haskett II
Executive Vice President and Chief Financial Officer